UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 31, 2009

BIDGIVE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-49999	13-4025362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3538 Caruth Blvd., Suite 200 Dallas, Texas 75225
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (972) 943-4185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On March 31, 2009, Bidgive International, Inc. (the “Registrant”) advised the firm of Child, Van Wagoner & Bradshaw, PLLC (“Child”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2008. The decision to dismiss Child was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the reports of Child for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Child on our financial statements for the fiscal years ended December 31, 2007 and 2006 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because we have suffered recurring losses and net cash outflows from operations since inception.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Child, there have been no disagreements with Child on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child would have caused them to make reference thereto in their report on the financial statements for such periods.

On March 31, 2009, the Registrant provided a draft copy of this report on Form 8-K to Child, requesting their comments on the information contained therein.   The responsive letter from Child is herewith filed as an exhibit to this current report on Form 8K.

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(a)(2)

On March 31, 2009, the Registrant engaged the firm of Chisholm, Bierwolf, Nilson & Morrill, LLC, (“Chisholm”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2008.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim period prior to the engagement of Chisholm, neither the Registrant nor anyone on its behalf consulted with Chisholm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Chisholm was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Chisholm prior to its filing, in order to provide Chisholm with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Chisholm does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Chisholm.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Bidgive International, Inc. (Registrant)

Date: April 3, 2009	/s/ James P Walker Jr., Chief Executive Officer